SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 13, 2003



                        Automatic Data Processing, Inc.
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          (Exact name of registrant as specified in its charter)

   Delaware                       1-5397                         22-1467904
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   (State or other                (Commission                    (IRS Employer
   jurisdiction of                File Number)                   Identification
   incorporation)                                                 No.)



  One ADP Boulevard, Roseland, New Jersey                            07068
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  (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (973) 974-5000
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                                 N/A
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       (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

(c)      Exhibits


         Exhibit Number                       Description
         --------------      --------------------------------------------------
              99.1           Press Release dated March 13, 2003, issued by
                             Automatic Data Processing, Inc. (the "Registrant").



Item 9.  Regulation FD Disclosure

          On March 13, 2003, the Registrant issued a press release announcing revised revenue and earnings per share guidance and outlook for fiscal 2003.
A copy of the Registrant's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference. In accordance with General Instruction B.2 of Form 8-K, the information in this Form 8-K is being furnished under Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 13, 2003

                                         AUTOMATIC DATA PROCESSING, INC.


                                         By:  /s/ James B. Benson
                                         -------------------------------
                                         Name:  James B. Benson
                                         Title: Corporate Vice President

                                 Exhibit Index
                                 -------------

        Exhibit Number                        Description
        --------------     ---------------------------------------------
           99.1            Press Release dated March 13, 2003, issued by
                           Automatic Data Processing, Inc.